EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: February 29, 2012

In re: United Solar Ovonic LLC	Case Number: 12-43167 Chapter 11 Judge: Hon. Thomas J. Tucker

Debtor.

United Solar Ovonic LLC/

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

___	Operating Statement	(Form 2)
___	Balance Sheet	(Form 3)
___	Summary of Operations	(Form 4)
___	Monthly Cash Statement	(Form 5)
___	Statement of Compensation	(Form 6)
___	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and
	(If not, attach a written explanation)	YES ☒	NO ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.
	(If not, attach a written explanation)	YES ☒	NO ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
	(If not, attach a written explanation)	YES ☒	NO ☐

5.	All United States Trustee Quarterly fees have been paid and are current.
		YES ☒	NO ☐

6.	Have you filed your pre-petition tax returns?
	(If not, attach a written explanation)	YES ☒	NO ☐

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: March 26, 2012	United Solar Ovonic LLC
Debtor in Possession

/s/ William C. Andrews
	Title:	William C. Andrews
		Chief Financial Officer	Phone: 248-299-6047

Form 1

OPERATING STATEMENT (P&L)(1)

Period Ending: February 29, 2012

Case No: 12-43167

	Current Month	Total Since Filing

Total Revenue	$3,337,815	$3,337,815
Cost of Sales(2)	4,267,757	4,267,757

GROSS PROFIT	(929,942)	(929,942)
EXPENSES:
Officer Compensation	13,333	13,333
Salary/Wages Expenses	412,154	412,154
Employee Benefits & Pensions	148,823	148,823
Payroll Taxes	60,329	60,329
Other Taxes	2,978	2,978
Rent and Lease Expense	92,276	92,276
Interest Expense(3)	1,175,764	1,175,764
Property Insurance	576	576
Automobile and Truck Expense	—	—
Utilities	188	188
Depreciation	10,450	10,450
Travel and Entertainment	4,841	4,841
Repairs and Maintenance	—	—
Advertising	—	—
Supplies	42,594	42,594
Other Specify – European Costs	145,196	145,196
Other Specify – Restructuring	—	—

TOTAL EXPENSES:	2,109,502	2,109,502
Non-Operating Profit	(3,039,444)	(3,039,444)
Add: Non-Operating Income
Total Interest Income	—	—
Other (Income)	(55,644)	(55,644)
Less: Non-Operating Expenses
Professional Fees(4)	384,750	384,750
Other – Income Taxes	10,869	10,869
NET INCOME/(LOSS)	$(3,379,419)	$(3,379,419)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Product sold during this period had an inventory value of $2,446,213. The balance of cost of sales is unabsorbed variance due to the production shutdown.
(3)	The effective annual interest rate for February 29, 2012 was 10.2%.
(4)	Professional fees are estimates.

Form 2

BALANCE SHEET

Period Ending: February 29, 2012

Case No: 12-43167

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$4,491,493		$4,378,158
Investments	—		—
Inventories, Net	38,926,078		41,727,690
Accounts Receivable – Intercompany – USO CDN	1,857,988		1,788,754
Accounts Receivable Intercompany SIT	23,497,492		23,497,492
Accounts Receivable Trade – Net	12,424,029		10,597,737
Land and Buildings	29,010,567		29,010,567
Furniture, Fixtures & Equipment	39,584,230		39,308,029
Accumulated Depreciation	(12,655,713)		(12,471,130)
Restricted Cash	5,648,736		5,950,000
Prepaid	862,835		622,533
Investment in Subsidiaries	3,094,718		3,064,408
Other Assets	1,776,037		2,052,935

TOTAL ASSETS	$148,518,491		$149,527,173

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	359,248		—
Accounts Payable Intercompany ECD	(103,853)		—
Accounts Payable Intercompany USO EU	78,045		—
Lease Payable	(17,301)		—
Warranty	—		—
Other Current Liabilities	121,093		—
Accrued Salaries and Wages	274,874		—
Accrued Taxes	134,252		—
Accrued Other	348,615		—

TOTAL Post-petition Liabilities	1,194,973		—
Secured Liabilities:
Secured Accounts Payable – ECD	5,000,000		5,000,000

Pre-petition Liabilities:
Accounts Payable Trade – Net	6,092,619		6,092,619
Accounts Payable Intercompany ECD	793,286,502		792,110,738
Accounts Payable Intercompany SIT	600,241		600,241
Accounts Payable Unsecured Liabilities	—		—
Lease Payable	19,627,288		19,627,288
Warranty	10,274,753		10,274,753
Other Current Liabilities	637,324		637,324
Accrued Salaries and Wages	677,100		677,100
Accrued Taxes	636,431		636,431
Accrued Other	2,713,518		2,713,518

TOTAL Pre-petition Liabilities	834,545,775		833,370,011
TOTAL LIABILITIES	840,740,749		838,370,011
Equity:
Owners Capital	65,000,000		65,000,000
Additional Paid-In-Capital	(27,351,380)		(27,351,380)
Retained Earnings-Pre Petition	(727,667,222)		(726,491,458)
Retained Earnings-Post Petition	(2,203,655)		—

TOTAL Equity	(692,222,257)		(688,842,838)
TOTAL LIABILITIES AND EQUITY	$148,518,491		$149,527,173

Form 3

SUMMARY OF OPERATIONS

Period Ended: February 29, 2012

Case No: 12-43167

Schedule of Post-petition Taxes Payable(1)

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	—	$206,364.45	$206,364.45	—
State	—	64,134.49	64,134.49	—
Local	—	84.18	84.18	—

FICA Withheld	—	65,570.42	65,570.42	—

Employers FICA	—	87,750.96	87,750.96	—

Unemployment Tax
Federal	—	1,070.36	1,070.36	—
State	—	37,665.03	37,665.03	—

Sales, Use & Excise Taxes	—	176.00	—	—

Property Taxes	—	68,891.00	—	—

Workers’ Compensation(2)	—	—	—	—

Other	—	—	—	—

TOTALS	—	$531,706.89	$462,639.89	—

(1)	Payroll wages and taxes were funded pre petition, but released post petition.
(2)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition

Accounts Payable	$359,247.61	$—	$—
Accounts Receivable	$8,213,610.89	$1,099,951.85	$3,110,466.32

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: February 29, 2012

Cash Activity Analysis (Cash Basis Only):	Case No: 12-43167

	General Account	Foreign Collection Account(1)	L/C Collateral Account	Canadian Payroll Account(2)	Petty Cash
A. Beginning Balance	$4,299,008.03	$—	$5,792,569.61	$38,580.41	$803.29

B. Receipts	1,315,602.72	299,017.17	—	—	—

(Attach separate schedule)

C. Balance Available	5,614,610.75	299,017.17	5,792,569.61	38,580.41	803.29
(A+B)

D. Less Disbursements	1,129,820.72	299,017.17	143,833.30	30,826.44	—

(Attach separate schedule)

E. ENDING BALANCE	$4,484,790.03	$—	$5,648,736.31	$7,753.97	$803.29
(C-D)

(1)	Account closed 3/14/2012.
(2)	In Canadian Dollars.

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $1,304,480.46

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number

Foreign Collection Account: (account closed 3/14/2012)

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number

L/C Collateral Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number

Canadian Payroll Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. Canada; Toronto, Ontario, Canada

2.	Account Number

Other monies on hand (specify type and location) i.e., CD’s, bonds, etc.):

None

Date: March 26, 2012

United Solar Ovonic LLC
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: February 29, 2012

Case No: 12-43167

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒	Shareholder
	Senior Vice President, USO Operations		☒	Officer
			☐	Director
			☒	Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid(1):	Weekly	Or	Monthly
$12,307.70

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$849.92
Life Insurance			$72.15
Accidental Death & Dismemberment Insurance			$9.62
Long-Term and Short-Term Disability Insurance			$72.50
Employee Assistance Program			$1.69
Retirement			$—
Company Vehicle			$—
Entertainment			$—
Travel			$—

Total Benefits			$1,005.88

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			$—
Loans			$—
Other (Describe)			$—
Other (Describe)			$—
Other (Describe)			$—
Total Other Payments			$—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:
$13,313.58

(1)	Payroll wages and taxes were funded pre petition, but released post petition. Amount represents the period 2/14/2012 – 2/29/2012.

Dated: March 26, 2012	Joseph P. Conroy

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: February 29, 2012

Case No: 12-43167

INSURANCE TYPE	CARRIER	EXPIRATION DATE

Workers’ Compensation	Valley Forge Insurance Company	02/01/2013
Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013
General Liability	American Casualty Company of Reading PA	02/01/2013
Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013
Property (2nd Layer)	Lexington Insurance Company	02/01/2013
Automobile Policy	Continental Casualty Company	02/01/2013
Umbrella Policy	Continental Casualty Company	02/01/2013
Foreign Package	Continental Casualty Company	02/01/2013
Special Risk Coverage	Great American Insurance Company	03/18/2013
Directors & Officers	Allied World National Assurance Company	09/30/2012
Directors & Officers	Illinois National Insurance Company	09/30/2012
Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012
Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012
Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012
Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012
Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012
ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014
Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7